MORGAN GRENFELL SMALLCap FUND, INC.
                               885 Third Avenue
                           New York, New York 10022


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of MORGAN GRENFELL SMALLCap FUND, INC.:


     The Annual Meeting of Shareholders of Morgan Grenfell SMALLCap Fund, Inc. will be held on Friday, April 24, 1998 at 10:00 a.m. at 885 Third Avenue, 32nd Floor, New York, New York for the following purposes:

   (1) To elect as director of the Fund; Richard D. Wood

   (2) To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 1998; and

   (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.


YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

     Shareholders of record at the close of business on February 26, 1998 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.


     It is important that you return your signed Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured thereby saving your Fund the expense of additional proxy solicitation.


                                              By order of the Board of Directors
                                                   James A. Capezzuto, Secretary


March 2, 1998

--------------------------------------------------------------------------------
Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United
States.
--------------------------------------------------------------------------------
                      MORGAN GRENFELL SMALLCap FUND, INC.


                               885 Third Avenue
                           New York, New York 10022
                                 (212) 230-2600

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------
     This Proxy Statement is furnished in connection with the solicitation by the board of directors of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on April 24, 1998 (the "Meeting"), and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 1, 1998. This Proxy Statement is being first mailed to shareholders on or about March 2, 1998.

     The Fund's annual report for the year ended December 31, 1997 was mailed to shareholders on February 27, 1998. Copies of the Fund's most recent annual report are available without charge upon request made in writing to Morgan Grenfell Capital Management, or by telephone to 1-800-550-6426.

     As of March 2, 1998, there were 9,793,568 issued and outstanding shares of common stock of the Fund. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on March 10, 1998 will be entitled to vote at the meeting. The Fund is not aware that on March 2, 1998 any person owned beneficially or of record more than 5% of the outstanding shares of the Fund.


                                  Proposal 1


                             ELECTION OF DIRECTORS


     Under the provisions of the Fund's articles and by-laws, the directors are divided into three classes. It is intended that proxies not limited to the contrary will be voted in favor of Mr. Richard Wood as director of the class whose term is set to expire at the 2001 Annual Meeting of Shareholders (or special meeting in lieu thereof). Mr. Wood presently serves as a director of the Fund and has consented to being nominated herein and has indicated a willingness to serve if elected. The by-laws of the Fund state that a person receiving a plurality of the votes cast shall be elected as a director.

     The following table presents certain information regarding the directors (including the nominee), indicating their principal occupations, which, unless specified dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a director's or nominee's name indicates that he is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") through his position with the Fund's investment advisor, Morgan Grenfell Capital Management Inc. (the "Advisor"), 885 Third Avenue, New York, New York, 10022. The Fund's administrator is SEI Financial Management Corporation, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100.


                       INFORMATION CONCERNING DIRECTORS



                                                                                      First               Shares of    Percent
Name, Age and Position                                                              Became a     Term        Fund         of
with the Fund                 Business Experience and Directorships                 Director   Expiring    Owned(1)    Class(2)
---------------------------   ---------------------------------------------------- ---------- ---------- ----------- -----------
Michael Bullock*,             Director, Chairman and Chief Investment Officer,       1991       2000            --          --
Age 46, Chairman and          Morgan Grenfell Investment Services, Ltd.;
Director                      Managing Director, Morgan Grenfell Asset
                              Management Ltd.; Director, Morgan
                              Grenfell Capital Management, Inc.

James E. Minnick*             President, Chief Executive Officer,                    1997       2000        12,603       0.129%
Age 49,                       Morgan Grenfell Capital Management Inc.
Director                      Director, Morgan Grenfell Asset Management Ltd.


Robert E. Greeley             Manager Corporate Investments, Hewlett                 1987       1999         1,270       0.013%
Age 66, Director              Packard (1979-1991); President Page Mill Asset
                              Management (1986 to present)

Joseph J. Incandela,          Partner/Managing Director, Thomas H. Lee Co.           1990       1999           527       0.005%
Age 51, Director

Richard D. Wood,              Consultant (October 1994 to present);                  1987       2001        29,820       0.305%
Age 58, Director              Chairman and President, Optical Radiation Corp.
Nominee                       (1969 to October 1994)

All directors and officers
as a group

-----------------
     (1) Shows all shares of Fund's common stock owned on February 26, 1998 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the directors and officers.

   (2) Shows percentage of shares owned on February 26, 1998.

Information Concerning Committees and Meetings of Directors


     The board of directors of the Fund met four times during the fiscal year ended December 31, 1997 and each director attended at least 75% of the meetings of the board and meetings of the committees of the board of directors on which such director served.

     The board of directors has an Executive Committee consisting of Messrs. Bullock and Minnick which was constituted to conduct the current and ordinary business of the Fund when the board is not in session and, to the same extent as the board is so empowered, has the power to declare dividends from ordinary income and distributions of realized capital gains upon any shares of capital stock. Messrs. Bullock and Minnick also comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Fund has an Audit Committee consisting of Messrs. Greeley and Wood. An Audit Committee meeting was held on April 25, 1997 to make recommendations to the board as to the firm of independent accountants to be selected, to review the methods, scope and result of audits and audit fees charged, and to review the Fund's internal accounting procedures and controls. The directors have a Special Nominating Committee consisting of the directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Advisor (the "Disinterested Directors"). The Special Nominating Committee is charged with the duty of making all nominations for disinterested members of the board of directors to the directors. Shareholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action.



Compensation of Directors and Officers


     The Fund pays no compensation to the Fund's officers. None of the Fund's directors or officers has engaged in any financial transactions with the Fund or the Advisor.

     The following table sets forth all compensation paid to the Fund's directors as of the Fund's most recent fiscal year:



                            Aggregate         Pension or Retirement      Total Compensation from
                          Compensation      Benefits Accrued as Part      Fund and Other Funds
Name of Director         from the Fund*        of Fund's Expenses             in Complex**
---------------------   ----------------   --------------------------   ------------------------
Michael Bullock              $     0                   $0                        $     0
James E. Minnick             $     0                   $0                        $     0
Robert E. Greeley            $16,000                   $0                        $16,000
Joseph J. Incandela          $16,000                   $0                        $16,000
Richard D. Wood              $16,000                   $0                        $16,000

 * As of Fund's fiscal year end, December 31, 1997.
** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Advisor.

Executive Officers


     The following table sets forth information with respect to the executive officers of the Fund who are not directors. Each officer is elected annually by the board of directors of the Fund and serves until the officer's successor is elected and qualified, or until the officer's death, resignation or removal by the board.




                                                                                                    Shares of      Percent
                               Positions          Principal Occupation(s) During                       Fund           of
Name and Address               with Fund          Past Five Years                                    Owned(1)      Class(2)
----------------------------   ----------------   ----------------------------------------------   -----------   -----------
Audrey M.T. Jones, Age 51          Executive      Executive Vice President, Morgan Grenfell           4,652      0.048%
885 Third Avenue,               Vice President    Capital Management, Inc.
New York, NY 10022

David A. Baratta, Age 40           Executive      Executive Vice President, Morgan Grenfell           1,000      0.010%
885 Third Avenue,               Vice President    Capital Management, Inc. (September 1994
New York, NY 10022                                to present); Special Limited Partner at BEM
                                                  Management (Private Investment Partnership).

Joan A. Binstock, Age 44           Treasurer      Chief Operating Officer and Executive                   601      0.006%
885 Third Avenue                                  Vice President, MGCM (since
New York, NY 10022                                June 1977); Principal National Director
                                                  of Investment Management Regulatory
                                                  Consulting, Ernst & Young (May
                                                  1995-June 1997); Vice President,
                                                  Director of Compliance, JP Morgan
                                                  Mutual Funds (August 1993-May 1995).

Tracie E. Richter, Age 30          Assistant      Vice President, MGCM (since January                     0          0%
885 Third Avenue                   Treasurer      1998); Vice President, Bankers Trust
New York, NY 10022                                (February 1996 to December 1997);
                                                  Associate, Goldman Sachs Asset
                                                  Management (January 1993 to January 1996).

James A. Capezzuto, Age 34         Secretary      Assistant Compliance and Legal Officer                100      0.001%
885 Third Avenue                                  Morgan Grenfell Capital Management
New York, NY 10022                                (June, 1996 to present); First Vice
                                                  President, Legal, Prudential Securities Inc.

     (1) Shows all shares of Fund's common stock owned on February 26, 1998 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the directors and officers.

     (2) Shows percentage of shares owned on February 26, 1998.


                                   Proposal 2


                          RATIFICATION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     Pursuant to the Investment Company Act, at a meeting on February 18, 1998 called for such purpose, the board of directors of the Fund, including all of the "Disinterested Directors," unanimously selected KPMG Peat

Marwick LLP as independent certified public accountants for the Fund for the fiscal year ending December 31, 1998. The Fund has been advised that KPMG Peat Marwick LLP does not have any direct or material indirect financial interest in the Fund, nor has it had any connection during the past three years with the Fund in the capacity of promoter, underwriter, director, officer or employee.

     Audit services performed by KPMG Peat Marwick LLP for the Fund during the fiscal year ended December 31, 1997 consisted of the examination of the financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

     Representatives of KPMG Peat Marwick LLP are not expected to be present at the meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.


Vote Required


     The approval of Proposal 2 requires the affirmative vote of a majority of the total number of votes entitled to be cast on the Proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.


                                OTHER BUSINESS

     As of the date of this Proxy Statement, the board of directors is not aware of any matters that are to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

     Proposals of shareholders which are intended to be presented at the next Annual Shareholders' meeting must be received in writing by the Fund at 885 Third Avenue, New York, New York 10022 no later than November 1, 1998.


                       PROXIES AND VOTING AT THE MEETING

     Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the secretary of the Fund or by casting a vote in person at the meeting. All valid proxies received prior to the meeting, or any adjournment or adjournments thereof, will be voted at the meeting. Matters on which a choice has been provided will be voted as indicated on the proxy, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election as director of each nominee named in Proposal 1, for the ratification of KPMG Peat Marwick LLP as the Fund's independent certified public accountants as set forth in Proposal 2 of the Notice of Annual Meeting of Shareholders and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of either of Proposals 1 and 2 have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for Proposals 1 and 2 in favor of such an adjournment, and will vote those proxies entitled to be voted against Proposal 1 and 2 against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shares of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has no effect in determining whether the nominees in Proposal 1 have been elected, but has the same effect as a vote against Proposal 2. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to such proposal and are not considered to be votes cast. Accordingly, broker non-votes have no effect on the voting in determining whether the nominees in Proposal 1 have been elected and, because shares represented by broker non-votes are considered outstanding shares, have the same effect as a vote against Proposal 2.




                                    GENERAL


     The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or telegraph.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



                                                        MORGAN GRENFELL SMALLCap
                                                                      FUND, INC.

                       Morgan Grenfell SMALLCap Fund, Inc.
                          885 Third Avenue - 32nd Floor
                            New York, New York 10022

                  ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Audrey M.T. Jones and David A. Baratta, and each of them, the proxies of the undersigned with power of substitution to each of them, to vote all shares of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund located at 885 Third Avenue, 32nd Floor, New York, New York 10022 on Friday, April 24, 1998 at 10:00 a.m. (eastern time) and any adjournment or adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE NOMINEE IN PROPOSAL 1.



                                          MORGAN GRENFELL SMALLCAP FUND, INC.
                                          P.O. BOX 11377
                                          NEW YORK, N.Y. 10203-0377





(Continued, and to be dated and signed on the other side.)

1. To elect one (1) Director to the Fund's Board of Directors to serve until the Fund's Annual Meeting in 2001.
   The nominee is Richard D. Wood.

   FOR the nominee       VOTE WITHHELD for the      *EXCEPTIONS (as noted
   named above.    |X|   nominee named above.  |X|   to the contrary below) |X|


 *Exceptions___________________________________________________________________


2. To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants for the fiscal year ending December 31, 1998.


   FOR |X|    AGAINST |X|   ABSTAIN |X|


                                               Address Change and/or
                                               Comments Mark Here     |X|

                                               Please sign exactly as your name
                                               or names appear in the box on the
                                               left. When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please give your
                                               full title as such. If a
                                               corporation, please sign in full
                                               corporate name by president or
                                               other authorized officer. If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person.

                                               Dated:______________________1998

                                         |     ________________________________
                                         |
                                         |     ________________________________
                                    -----      (Signature(s) of Shareholder(s))

                                                           Votes MUST be
                                                           indicated (x) in
                                                           Black or Blue
Sign, Date and Return this Proxy in the Enclosed Envelope. ink.             |X|